Rule 497(d)




                                    FT 8198

                 Core Holdings Growth Trust, 2019 Fall Series


                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, the license fee paid to Wells Fargo Clearing Services, LLC is $0.005 per Unit sold during the initial offering period.

September 6, 2019